MASSACHUSETTS FINANCIAL SERVICES COMPANY
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000



                                        November 26, 2003



VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust V (File Nos. 2-38613 and 811-2031), on Behalf of MFS(R)International New Discovery Fund ("MIO"), MFS(R)Research Fund ("MFR") and MFS(R)Total Return Fund ("MTR")

Ladies and Gentlemen:

     This letter serves as notification of the existence of a Spanish language version of the Supplements dated November 3, 2003 to the current Prospectus of the above-named funds. The Supplements were filed electronically with the Securities and Exchange Commission on November 4, 2003, pursuant to Rule 497(e) under the Securities Act of 1933. The Accession Numbers are:

         MIO      -  0000912938-03-000473
         MFR      -  0000912938-03-000474
         MTR      -  0000912938-03-000475

     Pursuant to Rule 306(a) of Regulation S-T, I hereby represent, to the best of my knowledge, that the Supplements filed as described above is a fair and accurate English translation of the corresponding foreign language document.

     Please call the undersigned at (617) 954-5182 or (800) 343-2829 with any questions you may have.

                                        Very truly yours,


                                        JAMES R. BORDEWICK, JR.
                                        James R. Bordewick, Jr.
                                        Assistant Secretary and Assistant Clerk
                                        of the Trust